                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           WHITEHALL JEWELLERS, INC.
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                (Name of Registrant as Specified in Its Charter)

                                      N/A
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

                                       N/A
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     (2) Aggregate number of securities to which transaction applies:

                                       N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
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     (4) Proposed maximum aggregate value of transaction:

                                       N/A
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     (5) Total fee paid:

                                       N/A
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     [ ] Fee paid previously with preliminary materials.

                                       N/A
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

                                       N/A
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     (2) Form, Schedule or Registration Statement No.:

                                       N/A
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     (3) Filing Party:

                                       N/A
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     (4) Date Filed:

                                       N/A
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

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606

                                 April 28, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Whitehall Jewellers, Inc., a Delaware corporation, to be held at 3:00 p.m. (local time) on Thursday, June 1, 2000 at the Bellagio Hotel, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

     The formal notice of the meeting, Proxy Statement and 1999 Annual Report are enclosed. The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

     We hope that you can attend the 2000 Annual Meeting of Stockholders.

                                          Sincerely,

                                          /s/ HUGH M. PATINKIN

                                          Hugh M. Patinkin
                                          Chairman, Chief Executive Officer and
                                          President

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 1, 2000

To the Stockholders of

                           WHITEHALL JEWELLERS, INC.

     The 2000 Annual Meeting of Stockholders of Whitehall Jewellers, Inc. a Delaware corporation (the "Company"), will be held at 3:00 p.m. (local Time) on Thursday, June 1, 2000, at the Bellagio Hotel, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109 for the following purposes:

     1. to elect three Class I directors;

     2. to approve an amendment to Article Fourth of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share, from 30 million shares to 60 million shares;

     3. to approve an amendment to the Company's 1997 Long-Term Incentive Plan;

     4. to approve the Company's 1996 Long-Term Incentive Plan for the purpose of maintaining tax deductibility under Section 162(m) of the Internal Revenue Code; and

     5. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 11, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

     Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares in person.

     This Notice of Annual Meeting of Stockholders is first being sent to stockholders on or about April 28, 2000.

                                          By Order of the Board of Directors,

                                          /s/ HUGH M. PATINKIN

                                          Hugh M. Patinkin
                                          Chairman, Chief Executive Officer and
                                          President
April 26, 2000

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 2000
                              GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Whitehall Jewellers, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 3:00 p.m. (local time) on Thursday, June 1, 2000, at the Bellagio Hotel, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

     The Board of Directors has fixed the close of business on April 11, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On April 11, 2000, the Company had outstanding (i) 16,842,697 shares of Common Stock, par value $.001 per share ("Common Stock") and (ii) 151.973 shares of Class B Common Stock, par value $1.00 per share ("Class B Common Stock"). A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the meeting, at the office of the Company located at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. The proxies will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendation of the Board of Directors as set forth in this Proxy Statement. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the Annual Meeting.

     You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person at the Annual Meeting.

     This Proxy Statement is first being sent or given to stockholders on or about April 28, 2000.

                               VOTING INFORMATION

     Each holder of outstanding shares of Common Stock is entitled to one vote for each share of Common Stock held in such holder's name with respect to all matters on which holders of Common Stock are entitled to vote at the Annual Meeting. Each holder of outstanding shares of Class B Common Stock is entitled to 35.4208 votes for each share of Class B Common Stock held in such holder's name with respect to all matters on which holders of Class B Common Stock are entitled to vote at the Annual Meeting. Except as otherwise required by law, the holders of shares of Common Stock and Class B Common Stock (collectively, the "Holders") shall vote together and not as separate classes. At the Annual Meeting, a Holder may,

     - with respect to the election of the Class I directors, vote FOR the election of the director nominees or WITHHOLD authority to vote for such director nominees;

     - with respect to the approval of the amendment to the Company's Restated Certificate of Incorporation described herein, (i) vote FOR approval,
       (ii) vote AGAINST approval or (iii) ABSTAIN from voting on the proposal;

     - with respect to the approval of the amendment to the Company's 1997 Long-Term Incentive Plan described herein, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on the proposal; and

     - with respect to the approval of the Company's 1996 Long Term Incentive Plan, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on the proposal.

     All properly executed and unrevoked proxies received in the accompanying form in time for the Annual Meeting will be voted in the manner directed therein. If no direction is made on a proxy, such proxy will be voted FOR the election of the named director nominees to serve as Class I directors, FOR approval of the amendment to the Company's Restated Certificate of Incorporation, FOR approval of the amendment to the Company's 1997 Long-Term Incentive Plan and FOR approval of the Company's 1996 Long Term Incentive Plan, each as described herein. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the Annual Meeting. If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such non-votes will not be considered present and entitled to vote on such matter, although such votes may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum. A quorum will be present if a majority of the voting power with respect to the shares of Common Stock and Class B Common Stock combined are represented in person or by proxy at the Annual Meeting.

     The election of the Class I directors requires the affirmative vote of a plurality of votes cast by the Holders present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting. Accordingly, if a quorum is present at the Annual Meeting, the persons receiving the greatest number of votes by the Holders will be elected to serve as the Class I directors. Withholding authority to vote for a nominee and non-votes with respect to the election of directors will not affect the outcome of the election of directors.

     Assuming a quorum is present at the Annual Meeting, the approval of the amendment to the Company's Restated Certificate of Incorporation, the approval of the amendment to the Company's 1997 Long-Term Incentive Plan and the approval of the Company's 1996 Long-Term Incentive Plan, each as described herein, require the affirmative vote of a majority of the votes cast by the Holders present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting. A vote to abstain from voting on any of these proposals will be treated as a vote against such proposal. Non-votes with respect to any of these proposals will not affect the determination of whether such proposal is approved.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The business of the Company is managed under the direction of the Company's Board of Directors. The Board of Directors is presently composed of seven directors, divided into three classes. At the Annual Meeting, three Class I directors will be elected to serve until the annual meeting in the year 2003, or until their successors are duly elected and qualified. The nominees for election as Class I directors are identified below. In the event the nominees, each of whom has expressed an intention to serve if elected, fail to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors.

NOMINEES

     The following persons, if elected at the Annual Meeting, will serve as Class I directors until the annual meeting in the year 2003, or until their successors are elected and qualified.

             CLASS I DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2003

     Mr. Hugh M. Patinkin, age 49, has served as President and Chief Executive Officer of the Company since 1989 and was elected its Chairman in February 1996. He has served as a director from 1979 to 1988 and from 1989 to the present. He joined the Company as its Assistant Secretary in 1979. Prior thereto he practiced law with the firm of Sidley & Austin.

     Mr. Norman J. Patinkin, age 73, has served as a director of the Company since 1989. He recently retired as the Chief Executive Officer of United Marketing Group, L.L.C. ("UMG"), but remains on the UMG Board of Directors. UMG operates telemarketing services, motorclubs, travel clubs and direct response merchandise programs for large corporations.

     Mr. Daniel H. Levy, age 56, is the Chairman and Chief Executive Officer of Donnkenny, Inc., a designer, manufacturer and marketer of women's apparel, and has served as a director of the Company since January 7, 1997 (and had served as a director from March 1996 until May 1996). Mr. Levy served as Chairman and Chief Executive Officer of Best Products Co. Inc., a large discount retailer of jewelry and brand name hardline merchandise, from April 1996 until January 1997. Best Products filed a petition for bankruptcy under Chapter 11 of the Bankruptcy Code in the Eastern District of Virginia on September 24, 1996. Prior to such time, Mr. Levy was a Principal for LBK Consulting from 1994 until 1996. Mr. Levy served as Chairman and Chief Executive Officer of Conran's during 1993. Prior to such time, Mr. Levy was Vice Chairman and Chief Operating Officer for Montgomery Ward & Co. from 1991 until 1993.

     Messrs. Hugh M. Patinkin and Matthew M. Patinkin are brothers. Mr. Norman
J. Patinkin is a first cousin, once removed, of Messrs. Hugh and Matthew
Patinkin.

                THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
                VOTES "FOR" THE NOMINEES FOR CLASS I DIRECTORS.

OTHER DIRECTORS

     The following persons are currently directors of the Company whose terms will continue after the Annual Meeting.

             CLASS II DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2001

     Mr. John R. Desjardins, age 49, joined the Company in 1979 and has served as Executive Vice President, Finance & Administration and Secretary and as a director of the Company since 1989. He also served as Treasurer of the Company from 1989 through October 1998. Previously, he worked as a certified public accountant with Deloitte & Touche L.L.P.

     Mr. Jack A. Smith, age 64, has served as a director of the Company since July 1996. Mr. Smith is the former Chairman of the Board of The Sports Authority, Inc., a national sporting goods chain, which he founded in 1987. Prior to founding The Sports Authority, Mr. Smith served as Chief Operating Officer of Herman's Sporting Goods and held various executive management positions with major national retailers, including Sears & Roebuck, Montgomery Ward & Co. and Jefferson Stores. Mr. Smith serves on the Board of Directors of Darden Restaurants, Inc., Beverages & More!, and National Wholesale Liq.

            CLASS III DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2002

     Mr. Matthew M. Patinkin, age 42, joined the Company in 1979 and has served as Executive Vice President, Store Operations and as a director of the Company since 1989.

     Mr. Richard K. Berkowitz, age 58, has served as a director of the Company since 1998. He retired from Arthur Andersen, L.L.P. in August 1998 after serving 21 years as a partner. Prior to his retirement, Mr. Berkowitz served as head of Arthur Andersen's tax division in Miami, Florida. Mr. Berkowitz is associated with Entente Investment, Inc. and is a member of the Advisory Board of Security Plastics, Inc.

MEETINGS AND COMMITTEES

     The Board of Directors of the Company held seven meetings during fiscal 1999. Four of the directors attended all of the meetings and three of the directors attended six of the seven meetings during the time in which each was a director in fiscal 1999.

     The Board of Directors does not presently have a formal nominating committee.

     The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results and considers the adequacy of the internal accounting procedures. The Audit Committee currently consists of Messrs. Richard
K. Berkowitz (Chairman), Norman J. Patinkin and Daniel H. Levy. The Audit Committee held four meetings in fiscal 1999 which were attended by all members of the committee serving at the time of the meeting.

     The Compensation Committee, which currently consists of Messrs. Jack A. Smith (Chairman), Richard K. Berkowitz and Daniel H. Levy, reviews and recommends the compensation arrangements for all officers, approves such arrangements for other senior level employees, and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company (including the grant of stock options and other stock based awards). The Compensation Committee held four meeting in fiscal 1999 which was attended by all members of the committee. The Company's By-Laws require that the Compensation Committee consists of non-employee directors.

COMPENSATION OF DIRECTORS

     Non-employee directors receive compensation of $3,750 per fiscal quarter with no separate per meeting or per committee meeting fee. Directors who are officers or employees of the Company receive no compensation for serving as directors. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and meetings of committees of the Board of Directors.

     Under the Company's 1998 Non-Employee Director Stock Option Plan, each non-employee director of the Company may elect to receive nonqualified stock options at the beginning of each fiscal quarter in lieu of receiving the directors' fees described above. The per share exercise price of all such options is or will be equal to the fair market value of the Common Stock on the date of grant, and such options vest or will vest at the end of the fiscal quarter in which they are granted.

     As permitted under the Company's 1997 Long-Term Incentive Plan, (the "1997 Plan"), each non-employee director is and will be granted a restricted stock award each year as of the Audit Certification Date

(as defined below). Such award entitles and will entitle each non-employee director to receive an amount of restricted Common Stock equal to $10,000 divided by the fair market value of such Common Stock on the applicable Audit Certification Date, rounded down to the nearest whole share. The restriction period (i.e., the period in which the Common Stock subject to the award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of) relating to each such award is and will be one year from the date of grant. The "Audit Certification Date" is the date each year on which the Company's independent public accountants deliver an opinion to the Corporation as to its yearly audit of the financial statements of the Company.

     In addition, as permitted under the 1997 Plan, each non employee director is and will be granted each year as of the Audit Certification Date, a nonqualified option to purchase 525 shares of Common Stock, in the case of a non-employee director who shall have served on the Board of Directors for less than three years as of such date or 1,500 shares of Common Stock, in the case of a non-employee director who shall have served on the Board of Directors for three or more years as of such date. The per share exercise price of all such options is or will be equal to the fair market value of the Common Stock on the applicable Audit Certification Date and such options vest or will vest with respect to one-third of the options on the first, second and third anniversaries of the date of grant.

     Pursuant to the terms of the Company's 1996 Long-Term Incentive Plan (the "1996 Plan") and the 1997 Plan, Mr. N. Patinkin was granted a one-time nonqualified option to purchase 15,000 shares of Common Stock upon the consummation of the Company's Initial Public Offering on May 7, 1996. All of the remaining non-employee directors who are currently directors were also granted a one-time nonqualified option to purchase 15,000 shares of Common Stock when each was first elected or began to serve as a non-employee director. Both of the Company's long-term incentive plans have been amended to delete the provisions which entitle each non-employee director to an automatic grant of a nonqualified option to purchase 15,000 shares of Common Stock on the date on which he or she is first elected or begins to serve as a non-employee director. However, each such plan provides that non-employee directors may be granted stock based awards at the discretion of the Compensation Committee (with the approval of the Board of Directors) to advance the interests of the Company by attracting and retaining well-qualified directors and the Company may grant such awards from time to time for such purpose.

                                   PROPOSAL 2
               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors of the Company has approved and determined to submit for shareholder approval a proposal (i) to amend Article Fourth of the Company's Restated Certificate of Incorporation to increase from 30 million to 60 million the number of shares of Common Stock that the Company is authorized to issue and
(ii) to remove the Class C Common Stock (all of which has been retired) and Class D Common Stock (all of which has been retired) and to delete all references thereto. The proposed amendment does not change the number of shares of preferred stock that we are authorized to issue, and there would continue to be two million shares of Preferred Stock authorized for issuance.

PROPOSED AMENDMENT

     If the shareholders approve this proposal, the first paragraph of Article Fourth of the Company's Restated Certificate of Incorporation will be deleted in its entirety and the following inserted therefor:

          FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 62,026,026 of which 60,000,000 shares shall be Common Stock with a par value of $0.001 per share (the "Common Stock"); of which 26,026 shall be Class B Common Stock with a par value of $1.00 per share (the "Class B Common Stock"); and of which 2,000,000 shares shall be Preferred Stock with a par value of $0.001 per share, issuable in series (the "Preferred Stock").

     If the shareholders approve this proposal, paragraphs C and D of Article Fourth of the Company's Restated Certificate of Incorporation shall each be deleted in its entirety (and the remaining provisions shall be appropriately denominated), and all references to Class C Common Stock and to Class D Common Stock shall be deleted.

PURPOSE FOR THE AMENDMENT

     The proposed increase in our authorized Common Stock will provide us with a sufficient number of shares of authorized and unissued Common Stock that can be available for issuance, as the need may arise, in connection with potential future stock splits or stock dividends, potential future equity offerings, potential future acquisitions in which we pay all or a portion of the purchase price in shares of our Common Stock, future management incentive and employee benefit plans and other purposes. Pursuant to a prospectus which was declared effective by the Securities and Exchange Commission on February 29, 2000, we commenced a secondary public offering and sold 2,325,500 additional shares of Common Stock. On April 11, 2000, the record date for this annual meeting, we had 16,842,697 shares of Common Stock outstanding, and an additional 2,589,882 shares of Common Stock were reserved for issuance under our stock option plans, leaving a maximum of 10,567,421 shares of Common Stock available for issuance in the future. We do not presently have any commitments to issue a material number of new shares of Common Stock in the future. However, the availability of additional shares of Common Stock for issue in the future will give the Company greater flexibility in its financing and carrying out of its previously announced growth and expansion program, as well as for other purposes as they arise.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 3
                 AMENDMENT TO THE 1997 LONG-TERM INCENTIVE PLAN

     The Board of Directors of the Company approved the 1997 Plan on February 24, 1997. The 1997 Plan was then submitted to and approved by the Company's stockholders at the 1997 Annual Meeting. The Board of Directors approved an amendment to the 1997 Plan which was approved by the Company's stockholders at the 1999 Annual Meeting for the purpose of (i) qualifying certain grants of options as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) permitting future stock options, stock appreciation rights and certain stock awards granted under the 1997 Plan to qualify as "qualified performance-based" compensation under Section 162(m) of the Code. The Board of Directors of the Company approved an amendment to the 1997 Plan which would increase the number of shares of Common Stock reserved for issuance under the 1997 Plan from 1,500,000 to 2,100,000. See "Executive Officer Compensation Report by the Compensation Committee" below for a discussion of Section 162(m) of the Code. Set forth below are descriptions of the proposed amendments to the 1997 Plan and of the 1997 Plan incorporating the proposed amendment to such plan. The descriptions below are qualified in their entirety by reference to the 1997 Plan, which is included as Annex A to this Proxy Statement.

PROPOSED AMENDMENT TO THE 1997 PLAN TO INCREASE AVAILABLE SHARES.

     A total of 1,500,000 shares of Common Stock are reserved for issuance under the 1997 Plan, subject to adjustment in the event of a stock split, stock dividend or other changes in capital structure. The proposed amendment would increase the shares of Common Stock available under the 1997 Plan by 600,000, to a total of 2,100,000 shares, subject to adjustment as described above.

DESCRIPTION OF THE 1997 PLAN, AS AMENDED

     General. Under the 1997 Plan, the Company may grant incentive stock options or nonqualified options, stock appreciation rights ("SARs"), bonus stock awards which are vested upon grant, stock awards which may be subject to a restriction period or specified performance measures or both, and performance shares, as described below. A total of 1,500,000 shares of Common Stock have been reserved for issuance under the 1997 Plan, of which 150,000 shares have been reserved for bonus stock awards and stock awards subject to a restriction period or performance measures or both, subject to adjustment in the event of a stock split, stock dividend or other changes in capital structure. As of January 31, 2000, 1,005,300 shares were subject to outstanding stock options. No awards may be made under the 1997 Plan after February 24, 2007. All non-employee directors and approximately 1,600 employees are eligible to participate in the 1997 Plan. The maximum number of shares of Common Stock with respect to which options, SARs, bonus stock awards, stock awards subject to a restriction period or performance measures or both, performance share awards or a combination thereof, may be granted during any calendar year to any participant in the 1997 Plan is 300,000, subject to adjustment in the event of a stock split, stock dividend or other change in capital structure.

     Purposes. The purposes of the 1997 Plan are to align the interests of the Company's stockholders and the recipients of awards under the 1997 Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining non-employee directors, officers and other key employees and to motivate such persons to act in the long-term best interests of the Company's stockholders.

     Administration. The 1997 Plan is currently administered by the Compensation Committee. Subject to the terms of the 1997 Plan, the Compensation Committee is authorized to select eligible non-employee directors, officers and other key employees for participation in the 1997 Plan and to determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of performance shares subject to the awards granted thereunder, the exercise price or base price associated with the award, the time and conditions of exercise, and all other terms and conditions of such award.

     The Compensation Committee may delegate some or all of its power and authority under the 1997 Plan to the Chief Executive Officer or other executive officer of the Company as it deems appropriate; provided, however, that the Compensation Committee may not delegate its power and authority with regard to the selection for participation in the 1997 Plan of an officer or other person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or decisions concerning the timing, pricing or amount of an award to such an officer or other person, and no delegation may be made with respect to the grant of an award to a "covered employee" within the meaning of
Section 162(m) of the Code.

     Any grants of awards under the 1997 Plan to non-employee directors must be approved by the Board of Directors.

     Effective Date, Termination and Amendment. The 1997 Plan became effective on February 24, 1997 and will terminate on February 24, 2007, unless terminated earlier by the Board of Directors. The Board of Directors generally may amend the 1997 Plan at any time except that, without the approval of the stockholders of the Company, no amendment may, among other things, (i) reduce the minimum purchase price of a share of Common Stock subject to an option or base price of an SAR, (ii) eliminate the restriction contained in the 1997 Plan against repricing the exercise price or base price of any award granted under the Plan without prior stockholder approval, or (iii) extend the term of the 1997 Plan.

     Employee Stock Options. Options granted to employees under the 1997 Plan may be incentive stock options or nonqualified options. The purchase price of shares of Common Stock purchasable upon exercise of an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such shares of Common Stock on the date of grant. The aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee in any calendar year (under the 1997 Plan and any other incentive stock option plan of the Company) may not exceed $100,000. Incentive stock options granted under the 1997 Plan may not be exercised after ten years from the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of any incentive stock options granted under the 1997 Plan may not be less than 110% of the fair market value of the Common Stock on the date of grant, and the exercise period may not exceed five years from the date of grant. Options granted under the 1997 Plan are not transferable by the optionee other than by will or under the laws of descent and distribution except that, if the optionee dies prior to exercising his option, the estate of the deceased optionee may exercise all options in full until the expiration of one year from the date of death or, if earlier, the termination of the option.

     Non-Employee Director Options. The 1997 Plan provides non-employee directors may be granted nonqualified options to purchase shares of Common Stock at the discretion of the Compensation Committee (subject to approval by the Board of Directors) to advance the interests of the Company by attracting and retaining well qualified directors. The per share exercise price of such options will be equal to the fair market value of the Common Stock on the date of grant of such option.

     Stock Appreciation Rights. SARs granted under the 1997 Plan may be granted in tandem with, or by reference to, an option or may be free-standing SARs. The period for the exercise of an SAR and the base price of an SAR will be determined by the Compensation Committee, but the base price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such SAR. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

     Bonus Stock and Restricted Stock Awards. The 1997 Plan provides for the grant of bonus stock awards, which are vested upon grant. The 1997 Plan also provides for stock awards which may be subject to a restriction period ("restricted stock"). An award of restricted stock may be subject to specified performance measures (see "Performance Measures" below) for the applicable restriction period or may require the holder to remain continuously employed by, or in the service of, the Company for the applicable restriction period. The terms of restricted stock and performance goals will be determined by the Compensation Committee. With respect to the maximum amount of compensation that can be paid to the Chief Executive Officer or the

Company's four most highly compensated officers in the form of restricted stock awards subject to performance measures (in addition to the limit of 300,000 shares with respect to which all awards may be granted to any of such employees), the 1997 Plan provides that the fair market value of the number of shares of Common Stock subject to performance measures that is granted to any one of such employees may not exceed $2,000,000 (i) at the time of grant in the case of a stock award subject to performance measures or (ii) in the case of a restricted stock award subject to performance measures, on the earlier of the date on which the performance measures are satisfied and the date the holder makes an election to recognize income in respect of the restricted stock. Unless otherwise specified in the agreement with respect to a particular restricted stock award, the holder of a restricted stock award will have all the rights as a stockholder of the Company, including, but not limited to, voting rights and the right to receive dividends. Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment or service of the Company during the restriction period or, if the restricted stock is subject to performance measures, if such performance measures are not attained during the restriction period. Subject to the change in control provisions of the 1997 Plan and unless otherwise specified in the agreement with respect to a particular restricted stock award, in the event of a termination of employment or service for any reason, the portion of a restricted stock award which is then subject to a restriction period will be forfeited and canceled.

     Performance Share Awards. The 1997 Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of Common Stock, which may be restricted stock, or the fair market value of such performance share in cash. The terms of performance share awards and performance goals will be determined by the Compensation Committee. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period. Subject to the change in control provisions of the 1997 Plan and unless otherwise specified in the agreement with respect to a particular performance share award, in the event of termination of employment for any reason, the portion of a performance share award which is then subject to a performance period will generally be forfeited and canceled.

     Performance Measures. Performance measures that can be used by the Compensation Committee in establishing performance goals for restricted stock awards or performance share awards can be based on any of the following criteria: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing.

     Prohibition Against Repricing Awards. Under the 1997 Plan, the exercise price or base price, as the case may be, of any award granted thereunder may not be changed without stockholder approval.

     Change in Control. In the event of certain acquisitions of 50% or more of the Common Stock, a change in the majority of the Board of Directors (subject to certain exceptions), the approval by stockholders of a reorganization, merger or consolidation (unless the Company's stockholders receive 50% or more of the stock and combined voting power of the surviving company) or the approval by stockholders of a complete liquidation or dissolution, all options will become immediately exercisable and all awards will be "cashed-out" by the Company, except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, outstanding awards will be substituted for similar rights to acquire a proportionate number of shares of common stock received in the merger or similar transaction.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the U.S. federal income tax consequences of awards made under the 1997 Plan.

     Stock Options. A participant will not recognize any income upon the grant of a stock option, and the Company will not be allowed a deduction for federal income tax purposes at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a nonqualified stock option equal to the excess of the fair market value (determined as of the date of exercise) of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted or one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant generally will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

     SARs. A participant will not recognize any taxable income upon the grant of the SARs, and the Company will not be allowed a deduction for federal income tax purposes at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of an SAR equal to the fair market value (determined as of the date of exercise) of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.

     Bonus Stock. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in respect of awards of shares of bonus stock at the time such shares are transferred in an amount equal to the then fair market value of such shares and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.

     Restricted Stock. A participant will not recognize taxable income at the time of the grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is made, the participant will recognize taxable income equal to the excess of the fair market value of the shares on the date of grant over the amount, if any, paid for such shares. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the limit of Section 162(m) of the Code applies. The Company is permitted to take such deduction in the Company's taxable year in which ends the taxable year in which the employee recognizes the taxable income. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid, and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.

     Performance Shares. A participant will not recognize taxable income upon the grant of performance shares and the Company will not be entitled to a tax deduction at such time. Upon the settlement of performance shares, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.

     See "Executive Officer Compensation Report by the Compensation Committee" for a description of Section 162(m) of the Code.

     The following table specifies the number of shares of Common Stock which are subject to awards which were granted under the 1997 Plan during fiscal 1999 to each of the executive officers named in the Summary Compensation Table, the directors, employees or groups:

                              AWARDS GRANTED UNDER
                         1997 LONG-TERM INCENTIVE PLAN

                                                                                    Number of
                                                                                  Common Shares
Name and Position                                               Dollar Value    Underlying Options
-----------------                                               ------------    ------------------
Executive Group
  Hugh M. Patinkin (Chairman, Chief Executive Officer &
     President).............................................         --              260,062
  John R. Desjardins (Executive Vice President, Finance &...         --              108,176
  Administration and Secretary)
  Matthew M. Patinkin (Executive Vice President, Store
     Operations)............................................         --               79,886
  Manny A. Brown (Executive Vice President, Store
     Operations)............................................         --               47,131
  Lynn D. Eisenheim (Executive Vice President,
     Merchandising).........................................         --               42,498
                                                                                     -------
     Executive Group........................................                         537,753
                                                                                     -------
Non-Executive Director Group................................         --                7,646
                                                                                     -------
Non-Executive Officer Employee Group........................         --              157,910
                                                                                     -------
     TOTAL..................................................         --              703,309
                                                                                     -------

     The grants of options to executives, non-employee directors and non-executive officer employees were made on various dates throughout fiscal 1999. Since the option exercise price is equal to the fair market value of the shares of Common Stock as of the date of grant, no dollar value was assigned to the options for purposes of the above table. Based on closing price of the Common Stock, as reported on the New York Stock Exchange, the market value of the Common Stock on April 11, 2000 was $21.375 per share.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
           AMENDMENT TO THE COMPANY'S 1997 LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 4

                 APPROVAL OF THE 1996 LONG-TERM INCENTIVE PLAN

     The Board of Directors of the Company approved the 1996 Plan on April 1, 1996. The Company is submitting the 1996 Plan for approval of its stockholders only for the purpose of complying with the stockholder approval requirement of
Section 162(m) of the Code. If the Company's stockholders do not approve the 1996 Plan at the Annual Meeting, the Company may not be able to deduct compensation payable under the 1996 Plan because of the deduction limit of
Section 162(m) of the Code. By approving the 1996 Plan, the stockholders will permit (i) certain grants of options to qualify as incentive stock options within the meaning of Section 422 of the Code, and (ii) future stock options, stock appreciation rights and certain stock awards granted under the 1996 Plan to qualify as "qualified performance-based" compensation under Section 162(m) of the Code. See "Executive Officer Compensation Report by the Compensation Committee" below for a discussion of Section 162(m) of the Code. The following description of the 1996 Plan is qualified in its entirety by reference to the 1996 Plan, which is included as Annex B to this Proxy Statement.

DESCRIPTION OF THE 1996 PLAN, AS AMENDED

     General. Under the 1996 Plan, the Company may grant incentive stock options or nonqualified options, SARs, bonus stock awards which are vested upon grant, stock awards which may be subject to a restriction period or specified performance measures or both, and performance shares, as described below. A total of 1,161,947 shares of Common Stock have been reserved for issuance under the 1996 Plan, of which 150,000 shares have been reserved for bonus stock awards and stock awards subject to a restriction period or performance measures or both, subject to adjustment in the event of a stock split, stock dividend or other changes in capital structure. As of January 31, 2000, 1,118,477 shares were subject to outstanding stock options. No awards may be made under the 1996 Plan after May 7, 2006. All non-employee directors and approximately 1,600 employees are eligible to participate in the 1996 Plan. The maximum number of shares of Common Stock with respect to which options, SARs, bonus stock awards, stock awards subject to a restriction period or performance measures or both, performance share awards or a combination thereof, may be granted during any calendar year to any participant in the 1996 Plan is 412,500, subject to adjustment in the event of a stock split, stock dividend or other change in capital structure.

     Purposes. The purposes of the 1996 Plan are to align the interests of the Company's stockholders and the recipients of awards under the 1996 Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining non-employee directors, officers and other key employees and to motivate such persons to act in the long-term best interests of the Company's stockholders.

     Administration. The 1996 Plan is currently administered by the Compensation Committee. Subject to the terms of the 1996 Plan, the Compensation Committee is authorized to select eligible non-employee directors, officers and other key employees for participation in the 1996 Plan and to determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of performance shares subject to the awards granted thereunder, the exercise price or base price associated with the award, the time and conditions of exercise, and all other terms and conditions of such award.

     The Compensation Committee may delegate some or all of its power and authority under the 1996 Plan to the Chief Executive Officer or other executive officer of the Company as it deems appropriate; provided, however, that the Compensation Committee may not delegate its power and authority with regard to the selection for participation in the 1996 Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person, and no delegation may be made with respect to the grant of an award to a "covered employee" within the meaning of Section 162(m) of the Code.

     Any grants of awards to non-employee directors must be approved by the Board of Directors.

     Effective Date, Termination and Amendment. The 1996 Plan became effective on May 7, 1996 and will terminate on May 7, 2006, unless terminated earlier by the Board of Directors. The Board of Directors generally may amend the 1996 Plan at any time except that, without the approval of the stockholders of the Company, no amendment may, among other things, (i) reduce the minimum purchase price of a share of Common Stock subject to an option or base price of an SAR,
(ii) eliminate the restriction contained in the 1996 Plan against repricing the exercise price or base price of any award granted under the Plan without prior stockholder approval, or (iii) extend the term of the 1996 Plan.

     Employee Stock Options. Options granted to employees under the 1996 Plan may be incentive stock options or nonqualified options. The purchase price of shares of Common Stock purchasable upon exercise of an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such shares of Common Stock on the date of grant. The aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee in any calendar year (under the 1996 Plan and any other incentive stock option plan of the Company) may not exceed $100,000. Incentive stock options granted under the 1996 Plan may not be exercised after ten years from the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of any incentive stock options granted under the 1996 Plan may not be less than 110% of the fair market value of the Common Stock on the date of grant, and the exercise period may not exceed five years from the date of grant. Options granted under the 1996 Plan are not transferable by the optionee other than by will or under the laws of descent and distribution except that, if the optionee dies prior to exercising his option, the estate of the deceased optionee may exercise all options in full until the expiration of one year from the date of death or, if earlier, the termination of the option.

     Non-Employee Director Options. The 1996 Plan provides non-employee directors may be granted nonqualified options to purchase shares of Common Stock at the discretion of the Compensation Committee (subject to approval by the Board of Directors) to advance the interests of the Company by attracting and retaining well qualified directors. The per share exercise price of such options will be equal to the fair market value of the Common Stock on the date of grant of such option.

     Stock Appreciation Rights. SARs granted under the 1996 Plan may be granted in tandem with, or by reference to, an option or may be free-standing SARs. The period for the exercise of an SAR and the base price of an SAR will be determined by the Compensation Committee, but the base price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such SAR. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

     Bonus Stock and Restricted Stock Awards. The 1996 Plan provides for the grant of bonus stock awards, which are vested upon grant. The 1996 Plan also provides for restricted stock awards. An award of restricted stock may be subject to specified performance measures (see "Performance Measures" below) for the applicable restriction period or may require the holder to remain continuously employed by, or in the service of, the Company for the applicable restriction period. The terms of restricted stock and performance goals will be determined by the Compensation Committee. With respect to the maximum amount of compensation that can be paid to the Chief Executive Officer or the Company's four most highly compensated officers in the form of restricted stock awards subject to performance measures (in addition to the limit of 300,000 shares with respect to which all awards may be granted to any of such employees), the 1996 Plan provides that the fair market value of the number of shares of Common Stock subject to performance measures that is granted to any one of such employees may not exceed $2,000,000 (i) at the time of grant in the case of a stock award subject to performance measures or (ii) in the case of a restricted stock award subject to performance measures, on the earlier of the date on which the performance measures are satisfied and the date the holder makes an election to recognize income in respect of the restricted stock. Unless otherwise specified in the agreement with respect to a particular restricted stock award, the holder of a restricted stock award will have all the rights as a stockholder of the Company, including, but not limited to, voting rights and the right to receive dividends. Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment or service of the Company during the restriction period or, if the restricted stock is subject to performance measures, if such performance measures are not attained during the restriction period. Subject to the change in control provisions of the 1996 Plan and unless otherwise specified in the agreement with respect to a particular restricted stock award, in the event of a termination of employment or service for any reason, the portion of a restricted stock award which is then subject to a restriction period will be forfeited and canceled.

     Performance Share Awards. The 1996 Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of Common Stock, which may be restricted stock, or the fair market value of such performance share in cash. The terms of performance share awards and performance goals will be determined by the Compensation Committee. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period. Subject to the change in control provisions of the 1996 Plan and unless otherwise specified in the agreement with respect to a particular performance share award, in the event of termination of employment for any reason, the portion of a performance share award which is then subject to a performance period will generally be forfeited and canceled.

     Performance Measures. Performance measures that can be used by the Compensation Committee in establishing performance goals for restricted stock awards or performance share awards can be based on any of the following criteria: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing.

     Prohibition Against Repricing Awards. Under the 1996 Plan, the exercise price or base price, as the case may be, of any award granted thereunder may not be changed without stockholder approval.

     Change in Control. In the event of certain acquisitions of 50% or more of the Common Stock, a change in the majority of the Board of Directors (subject to certain exceptions), the approval by stockholders of a reorganization, merger or consolidation (unless the Company's stockholders receive 50% or more of the stock and combined voting power of the surviving company) or the approval by stockholders of a complete liquidation or dissolution, all options will become immediately exercisable and all awards will be "cashed-out" by the Company, except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, outstanding awards will be substituted for similar rights to acquire a proportionate number of shares of common stock received in the merger or similar transaction.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. federal income tax consequences of awards made under the 1996 Plan are the same as the consequences of awards made under the 1997 Plan. Therefore, for a summary such consequences, please see "Federal Income Tax Consequences" under Proposal 2 -- Approval of Amendment to the 1997 Long-Term Incentive Plan."

     No grants of awards were made under the 1996 Plan during the fiscal year ended January 31, 2000.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
                    COMPANY'S 1996 LONG-TERM INCENTIVE PLAN.

                               EXECUTIVE OFFICERS

     The following sets forth certain information with respect to the executive officers of the Company who are not identified above under "Election of Directors -- Nominees" and "-- Other Directors."

     Mr. Lynn D. Eisenheim, age 48, joined the Company in 1991 as its Executive Vice President, Merchandising. He has 25 years of experience in the jewelry business having served with Zale Corporation (where he served as Executive Vice President, Merchandising immediately prior to joining the Company) and Service Merchandise Co.

     Mr. Manny A. Brown, age 44, joined the Company in 1997 as its Executive Vice President, Store Operations. Mr. Brown was employed from 1986 through 1997 by Foster Medical Corporation which later merged with HomedCo and was then purchased by Apria Healthcare. Mr. Brown held various sales and operations management positions with Apria Healthcare including Executive Vice President, East Operations and Senior Vice President, Central Operations. Mr. Brown was employed by FMC Corporation from 1980 through 1985 in various sales management and marketing positions. Mr. Brown was employed by American Brands from 1978 through 1980 in various sales management positions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     Summary Compensation. The following summary compensation table sets forth certain information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other named executive officers during the years ended January 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                                                                      Compensation Awards
                                                                                      -------------------
                                                    Year                                    Shares
                                                    Ended                                 Underlying
Name and Principal Position                        Jan. 31     Salary      Bonus            Options
---------------------------                        -------     ------      -----          ----------
Hugh M. Patinkin...............................     2000      $383,654    $308,000          260,062
  Chairman, Chief Executive                         1999      $334,622    $175,000               --
  Officer and President                             1998      $294,462    $ 75,000               --
John R. Desjardins.............................     2000      $289,423    $232,000          108,176
  Executive Vice President,                         1999      $263,057    $137,500               --
  Finance & Administration and Secretary            1998      $254,520    $ 64,350               --
Matthew M. Patinkin............................     2000      $249,423    $200,000           79,886
  Executive Vice President,                         1999      $230,163    $117,500
  Store Operations                                  1998      $217,538    $ 55,000               --
Manny A. Brown.................................     2000      $229,423    $184,000           47,131
  Executive Vice President,                         1999      $210,894    $107,500               --
  Store Operations                                  1998      $163,241    $ 50,000          150,000
Lynn D. Eisenheim..............................     2000      $204,423    $164,000           42,498
  Executive Vice President,                         1999      $180,700    $ 95,000               --
  Merchandising                                     1998      $174,031    $ 44,000               --

     General Information Regarding Options. The following table shows information regarding stock options held by the executive officers named in the Summary Compensation Table.

       OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR END OPTION VALUES

                                                                Number of Securities
                                                               underlying unexercised       Value of unexercised in the
                                                                   Options as of                Money Options as of
                             Shares                               January 31, 2000              January 31, 2000(1)
                            Acquired                        ----------------------------    ----------------------------
Name                       on Exercise    Value Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
----                       -----------    --------------    -----------    -------------    -----------    -------------
Hugh M. Patinkin.......          --               --          351,939         377,375       $5,293,866      $5,127,050
John R. Desjardins.....          --               --          190,986         171,839       $2,872,811      $2,356,262
Matthew M. Patinkin....          --               --          190,986         143,549       $2,872,811      $1,990,492
Manny A. Brown.........      15,000(2)       $96,705           60,001         122,131       $  997,337      $1,856,022
Lynn D. Eisenheim......          --               --           36,195          54,563       $  544,445      $  730,953

-------------------------
(1) Represents the aggregate dollar value of in-the-money, unexercised options held at the end of the year, based on the difference between the exercise price and $24.375, the closing price for the Common Stock as of January 31, 2000, the last trading day in fiscal 1999, as reported on the New York Stock Exchange.
(2) As adjusted to reflect the 3 for 2 stock split effected on January 4, 2000.

EMPLOYMENT AGREEMENTS

     The Company has entered into severance agreements with each of Hugh M. Patinkin, Chairman, Chief Executive Officer and President; John R. Desjardins, Executive Vice President, Finance & Administration and Secretary; Matthew M. Patinkin, Executive Vice President, Store Operations; Manny A. Brown, Executive Vice President, Store Operations; and Lynn D. Eisenheim, Executive Vice President, Merchandising as described below.

     The agreements, dated May 7, 1996, in the case of Messrs. H. Patinkin, Desjardins, M. Patinkin and Eisenheim and dated March 17, 1997, in the case of Mr. Brown provide for certain payments after a "change of control." A "change of control" is defined under the agreements to include (i) an acquisition by a third party (excluding certain affiliates of the Company) of beneficial ownership of at least 25% of the outstanding shares of Common Stock, (ii) a change in a majority of the incumbent Board of Directors and (iii) merger, consolidation or sale of substantially all of the Company's assets if the Company's stockholders do not continue to own at least 60% of the equity of the surviving or resulting entity. Pursuant to these agreements such employees will receive certain payments and benefits if they terminate employment voluntarily six months after a "change of control," or earlier if they terminate for "good reason," as defined in such agreements (such as certain changes in duties, titles, compensation, benefits or work locations) or if they are terminated by the Company after a change of control, other than for "cause," as so defined. The severance agreements also provide for certain payments absent a change of control if they terminate employment for "good reason" or if they are terminated by the Company, other than for "cause". Their payment will equal 2.5 times (1.5 times if a change of control has not occurred) their highest salary plus bonus over the five years preceding the change of control, together with continuation of health and other insurance benefits for 30 months (18 months if a change of control has not occurred). The severance agreements also provide for payment of bonus for any partial year worked at termination of employment equal to the higher of (x) the employee's average bonus for the immediately preceding two years and (y) 50% of the maximum bonus the employee could have earned in the year employment terminates, pro rated for the portion of the year completed. To the extent any payments to any of the four senior executives under these agreements would constitute an "excess parachute payment" under Section 280G(b)(1) of the Code, such payments will be "grossed up" for any excise tax payable under such section, so that the amount retained after paying all federal income taxes due would be the same as such person would have retained if such section had not been applicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     All compensation decisions for the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table are currently made by the Compensation Committee of the Board of Directors. The Compensation Committee consists of Messrs. Jack A. Smith (Chairman), Richard K. Berkowitz and Daniel H. Levy. Each member of the Compensation Committee is a non-employee director who has not previously been an officer or employee of the Company.

EXECUTIVE OFFICER COMPENSATION REPORT BY THE COMPENSATION COMMITTEE

     This report is submitted by the Compensation Committee of the Board of Directors.

     All compensation decisions for the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table are currently made by the Compensation Committee of the Board of Directors. The Compensation Committee consists of Messrs. Jack A. Smith (Chairman), Richard K. Berkowitz and Daniel H. Levy. Each member of the Compensation Committee is a non-employee director who has not previously been an officer or employee of the Company.

     Executive compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and bonus. Long-term compensation is generally provided through the 1996 Plan and the 1997 Plan.

     The Compensation Committee's approach to annual base salary is to offer competitive salaries in comparison with market practices. The base salary of each officer is set at a level considered to be appropriate in the judgment of the Compensation Committee based on an assessment of the particular responsibilities and performance of such officer taking into account the performance of the Company, other comparable companies, the retail jewelry industry, the economy in general and such other factors as the Compensation Committee may deem relevant. The comparable companies considered by the Compensation Committee may include companies included in the peer group index discussed below and/or other companies in the sole discretion of the Compensation Committee. No specific measures of Company performance or other factors are considered determinative in the base salary decisions of the Compensation Committee. Instead, substantial judgment is used and all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions.

     The Compensation Committee made salary adjustments to the base salary of the Chairman, Chief Executive Officer and President of the Company during fiscal 1999. The Chairman, Chief Executive Officer and President received a performance bonus under the Company's Management Bonus Plan and a car allowance during such time.

     In addition to base salary, the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table above were eligible to participate in the Company's Management Bonus Program during fiscal 1999. Under this bonus program, each executive officer was entitled to receive a bonus (not to exceed 100% of base salary) based on the net income of the Company before extraordinary items. The fiscal 1999 bonuses approved by the Compensation Committee for the Chief Executive Officer and the other named executive officers are reported above under "Summary Compensation Table."

     The executive officers are eligible to participate in the 1996 Plan and the 1997 Plan. Each of the 1996 Plan and the 1997 Plan is administered by the Compensation Committee. Subject to certain restrictions, the Chief Executive Officer of the Company also has the power to grant options under the 1996 Plan and the 1997 Plan. Subject to the terms of such plans, the Compensation Committee (and the Chief Executive Officer with respect to non-executive officer employees) is authorized to select eligible directors, officers and other key employees for participation in the plans and to determine the number of shares of Common Stock subject to the awards granted thereunder, the exercise price, if any, the time and conditions of exercise, and all other terms and conditions of such awards. The purposes of such plans are to align the interests of the Company's stockholders and the recipients of grants under such plans by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other key employees. The terms and the size of the option grants to each executive officer will vary from individual to individual in the discretion of the Compensation Committee. No specific factors are considered determinative in the grants of options to executive officers by the Compensation Committee. Instead, all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions. Grants of options are based on the judgment of the members of the Compensation Committee considering the total mix of information.

     Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers other than the chief executive officer, subject to certain exceptions. One such exception is "qualified performance-based" compensation. Compensation attributable to a stock option or a stock appreciation right is "qualified performance-based compensation" if all of the following conditions are satisfied: (i) the grant or award is made by a compensation committee consisting solely of two or more "outside directors;" (ii) the plan under which the option or right is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any individual; (iii) under the terms of the option or right, the amount of compensation the employee could receive is based solely upon an increase in the value of the stock after the date of grant or award; and (iv) the material terms of the plan under which the option or right is granted are disclosed to the publicly held corporation's stockholders and approved by them before any compensation under the plan is paid. Compensation attributable to either stock awards subject to performance measures or performance shares is "qualified performance-based compensation" if all of the following requirements are satisfied: (i) the compensation is paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the award is made by a compensation committee consisting solely of two or more "outside directors;" (iii) the compensation committee certifies in writing prior to payment of the compensation that the performance goals and other material terms were in fact satisfied; and (iv) the material terms of the performance goal under which the compensation is to be paid is disclosed to and subsequently approved by the publicly held corporation's stockholders before any compensation is paid. Such material terms include the employees eligible to receive the compensation, a description of the business criteria on which the performance goal is based and either the maximum amount of compensation that could be paid to any employee or the formula used to calculate the amount of compensation to be paid to the employee if the performance goal is attained.

     The Compensation Committee consists solely of "outside directors," as defined for purposes of Section 162(m) of the Code. The employees eligible to receive awards under the 1997 Plan and the 1996 Plan, the business criteria on which the performance goal may be based and the maximum compensation that can be paid if a performance goal is attained is described under "Description of the 1997 Plan, as amended" and "Description of the 1996 Plan, as amended," respectively. The Company is seeking stockholder approval of the 1997 Plan at the Annual Meeting so that future stock options, SARs, stock awards subject to performance measures and performance shares granted under the 1997 Plan will qualify as performance-based compensation within the meaning of Section 162(m) of the Code. Due to these and other reasons, the Company does not believe that the $1 million deduction limitation should have any effect on the Company in the near future. If the $1 million deduction limitation is expected to have any effect on the Company in the future, the Company will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Company deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

     By the Compensation Committee of the Board of Directors: Jack A. Smith (Chairman), Richard K. Berkowitz and Daniel H. Levy.

PERFORMANCE GRAPH

     The rules of the Securities and Exchange Commission (the "SEC") require each public company to include a performance graph comparing the cumulative total stockholder return on such company's common stock for the five preceding fiscal years, or such shorter period as the registrant's class of securities has been registered with the SEC, with the cumulative total returns of a broad equity market index and a peer group or similar index. The Common Stock traded on The Nasdaq Stock Market under the symbol "WHJI" until January 26, 2000. On January 27, 2000, the Common Stock began trading on the New York Stock Exchange under the symbol "JWL." Accordingly, the performance graph included in this Proxy Statement shows the period from May 2, 1996 through the last trading day of the fiscal year which was January 31, 2000.

     The following chart graphs the performance of the cumulative total return to stockholders (stock price appreciation plus dividends) between May 2, 1996 and January 31, 2000 in comparison to The Nasdaq Composite Index, The New York Stock Exchange Market Index and an index (the "Jewelry Stores Peer Group Index" or "JSPGI") comprised of securities of retail jewelry stores traded on The Nasdaq Stock Market, The New York Stock Exchange and The American Stock Exchange. The jewelry store companies comprising the JSPGI are companies traded on The Nasdaq Stock Market, The New York Stock Exchange and The American Stock Exchange who have listed their companies' SIC code as 5944 -- Jewelry Store. These companies include The Company, Dallas Gold and Silver Exchange, Finlay Enterprises, Inc., Friedmans, Inc., Piercing Pagoda, Inc., Reeds Jewelers, Inc., Signet Group Plc Adr, Tiffany & Co. and Zale Corporation. The following chart includes both The Nasdaq Composite Index and The New York Stock Exchange Market Index because the Common Stock was listed on both exchanges during portions of fiscal 1999.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
         AMONG WHITEHALL JEWELLERS, INC., THE JEWELRY PEER GROUP INDEX,
    THE NASDAQ COMPOSITE INDEX AND THE NEW YORK STOCK EXCHANGE MARKET INDEX [PERFORMANCE GRAPH]

                                        WHITEHALL JEWELLERS,     THE JEWELRY PEER          THE NASDAQ
                                                INC.               GROUP INDEX          COMPOSITE INDEX       NYSE MARKET INDEX
                                        --------------------     ----------------       ---------------       -----------------
5/2/96                                          100                    100                    100                    100
1/31/97                                          51                     93                    117                    118
1/31/98                                          83                    114                    137                    148
1/31/99                                          79                    139                    210                    178
1/31/00                                         174                    252                    335                    185

            WHITEHALL      THE JEWELRY PEER     THE NASDAQ          NYSE
         JEWELLERS, INC.     GROUP INDEX      COMPOSITE INDEX   MARKET INDEX
         ---------------   ----------------   ---------------   ------------
5/2/96        $100               $100              $100             $100
1/31/97         51                 93               117              118
1/31/98         83                114               137              148
1/31/99         79                139               210              178
1/31/00        174                252               335              185

Assumes $100 invested on May 2, 1996 in the Company's Common Stock, The Jewelry Stores Peer Group Index, The Nasdaq Composite Index and The NYSE Market Index. Cumulative total return assumes reinvestment of dividends.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 11, 2000, by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

                                                                Amount of
                                                                Beneficial      Percent
                Name of Beneficial Owner(1)                     Ownership     of Class(2)
                ---------------------------                     ----------    -----------
5% Stockholders
Wasatch Advisors, Inc.(3)...................................    1,918,566        11.4%
150 Social Hall Avenue
Salt Lake City, UT 84111
Westport Asset Management, Inc.(4)..........................      867,100         5.1%
253 Riverside Avenue
Westport, CT 06880
Directors and Executive Officers
Hugh M. Patinkin(5).........................................    1,471,662         8.5%
Matthew M. Patinkin(6)......................................      873,042         5.1%
John R. Desjardins(7).......................................      606,041         3.5%
Lynn D. Eisenheim(8)........................................      117,104           *
Manny A. Brown(9)...........................................       93,457           *
Norman J. Patinkin(10)......................................       45,828           *
Jack A. Smith(11)...........................................       31,203           *
Daniel H. Levy(12)..........................................       21,090           *
Richard K. Berkowitz(13)....................................       16,486           *
All executive officers and directors as a group (9
  persons)..................................................    3,221,236        19.0%

-------------------------
  *  Less than 1%.

 (1) Except as set forth in the footnotes to this table, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

 (2) Applicable percentage of ownership is based on 16,842,697 shares of Common Stock outstanding on April 11, 2000. Where indicated in the footnotes, this table also includes Common Stock issuable pursuant to stock options exercisable within 60 days of the filing of this Proxy Statement.

 (3) Share information based solely on information contained on a Schedule 13G, dated February 14, 2000 (as adjusted), filed with the SEC. Wasatch Advisors, Inc. has sole voting and investment power with respect to the reported shares.

 (4) Share information based solely on information contained on a Schedule 13G, dated February 16, 2000, filed with the SEC. Westport Asset Management, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to 52,900 of the reported shares, shared voting power with respect to 754,200 of the reported shares and shared investment power with respect to 814,200 of the reported shares. Westport Asset Management, Inc. disclaims beneficial ownership of such shares and disclaims the existence of a group.

 (5) Includes 512,596 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 388,440 shares beneficially owned by Hugh M. Patinkin, which shares are held by MJSB Investment Partners, L.P., a Delaware limited partnership, U/A/D 10/28/97 of which Hugh H. Patinkin is the sole managing agent of the partnership. Includes 54,677 shares held by Hugh M. Patinkin, Mark A.

     Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 3,936 shares of restricted stock granted on February 29, 2000, which restrictions lapse in three equal annual installments on each anniversary of the grant date. The mailing address of Hugh M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (6) Includes 267,963 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 185,208 shares beneficially owned by Matthew M. Patinkin, which shares are held by Robin
     J. Patinkin and Debra Soffer, as Trustees of the Matthew M. Patinkin 1994 Family Trust U/A/D 12/19/94. Robin J. Patinkin and Debra Soffer have shared investment power with respect to such shares. Includes 24,969 shares held by Matthew M. Patinkin and Robin J. Patinkin, as Trustees of various trusts for the benefit of their children. Includes 13,281 shares held by Robin J. Patinkin, as Trustee of various trusts for the benefit of the children of Matthew M. Patinkin and Robin J. Patinkin, with respect to which shares Matthew M. Patinkin disclaims beneficial ownership because Robin J. Patinkin has sole voting and investment power with respect to such shares. Includes 54,677 shares held by Hugh M. Patinkin, Mark A. Patinkin, Matthew
     M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 2,556 shares of restricted stock granted on February 29, 2000, which restrictions lapse in three equal annual installments on each anniversary of the grant date. The mailing address of Matthew M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (7) Includes 272,678 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 33,248 shares beneficially owned by John R. Desjardins, which shares are held by Cheryl Desjardins and Stephen Kendig, as Trustees of the John R. Desjardins 1995 Family Trust U/A/D 12/28/95. Cheryl Desjardins and Stephen Kendig have shared investment power with respect to such shares. Shares beneficially owned by Mr. Desjardins include shares allocated to his account in the ESOP (12,440 shares), as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 2,965 shares of restricted stock granted on February 29, 2000, which restrictions lapse in three equal annual installments on each anniversary of the grant date. The mailing address of John R. Desjardins is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (8) Includes 55,343 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Shares beneficially owned by Mr. Eisenheim include shares allocated to his account in the ESOP (3,350 shares) as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 2,096 shares of restricted stock granted on February 29, 2000, which restrictions lapse in three equal annual installments on each anniversary of the grant date. The mailing address of Lynn D. Eisenheim is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (9) Includes 65,356 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 750 shares owned by Marcy Brown, Mr. Brown's wife, in her self directed IRA account, with respect to which shares Manny A. Brown disclaims beneficial ownership. Includes 2,351 shares of restricted stock granted on February 29, 2000, which restrictions lapse in three equal annual installments on each anniversary of the grant date. The mailing address of Manny A. Brown is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(10) Includes 26,788 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 516 shares of restricted Common Stock which may not be sold or transferred until after February 29, 2001. The mailing address of Norman J. Patinkin is c/o United Marketing Group, L.L.C., 6001 North Clark Street, Chicago, Illinois 60660.

(11) Includes 11,788 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 516 shares of restricted Common Stock which may not be sold or transferred until after February 29, 2001. The mailing address for Jack A. Smith is 2875 NE 191st Street, Suite 402, Aventura, Florida 33180.

(12) Includes 15,175 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 516 shares of restricted Common Stock which may not be sold or transferred until after February 29, 2001. The mailing address for Daniel H. Levy is 3332 Sabal Cove Lane, Long Boat Key, Florida 34228.

(13) Includes 10,571 shares of Common Stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this Proxy Statement. Includes 516 shares of restricted Common Stock which may not be sold or transferred until after February 29, 2001. The mailing address for Richard K. Berkowitz is 3782 El Prado Blvd., Coconut Grove, Florida 33133

SECTION 16 REPORTS

     Section 16(a) of the Exchange Act and the rules and regulations thereunder require the Company's directors and executive officers and persons who are deemed to own more than ten percent of the Common Stock (collectively, the "Reporting Persons"), to file certain reports ("Section 16 Reports") with the SEC with respect to their beneficial ownership of Common Stock. The Reporting Persons are also required to furnish the Company with copies of all Section 16 Reports they file.

     Based solely on a review of the forms it has received and on written representations from certain Reporting Persons that no such forms were required for them, the Company believes that during fiscal 1999 all Section 16 filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company provides certain office services to Double P Corp. and PDP LLC, which own and operate primarily mall-based snack food stores, and in which Messrs. H. Patinkin, Desjardins and M. Patinkin own a majority equity interest. For these services, Double P Corp. pays the Company $300 per month. Messrs. H. Patinkin, Desjardins and M. Patinkin spend a limited amount of time providing services to Double P Corp. and PDP LLC. In two cases the Company and Double P Corp. have negotiated jointly with a landlord with respect to spaces offered by a landlord and then divided and separately leased portions of the space offered. Since the Company's Initial Public Offering, the Company's policy has required that the terms of any such leases must be approved by a majority of the Company's outside directors. The Company and Double P Corp. may conduct from time to time such joint lease negotiations in the future.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of PricewaterhouseCoopers, LLP who served as the Company's independent public accountants for the last fiscal year, are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions raised by stockholders at the Annual Meeting or submitted in writing prior thereto.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     The Company's By-Laws establish an advance notice procedure for stockholder proposals to be brought before any annual meeting of stockholders, including proposed nominations of persons for election to the Board of Directors. Stockholders at the 1999 Annual Meeting of Stockholders may consider a proposal or nomination brought by a stockholder of record on April 11, 2000 who is entitled to vote at the 1999 Annual Meeting and who has given the Company timely written notice, in proper form, of the stockholder's proposal or nomination. A stockholder proposal or nomination intended to be brought before the 2000 Annual Meeting must have been received by the Company prior to February 10, 2000. The Company did not receive notice of any stockholder proposal or nomination relating to the 2000 Annual Meeting. The 2001 Annual Meeting of Stockholders is expected to be held on June 1, 2001. A stockholder proposal or nomination intended to be brought before the 2001 Annual Meeting must be received by the Company prior to January 28, 2001. All proposals and nominations should be directed to Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: Secretary.

                            EXPENSES OF SOLICITATION

     Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by the Company. Officers, directors and regular employees of the Company, acting on its behalf, may also solicit proxies by telephone, facsimile transmission or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of record by such persons. The Company has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies for a fee of $4,000 plus reasonable out-of-pocket expenses.

                           ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO THE REPORT UPON PAYMENT OF A REASONABLE FEE THAT WILL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO WHITEHALL JEWELLERS, INC., 155 NORTH WACKER DRIVE, SUITE 500, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 782-6800, ATTENTION: JOHN R. DESJARDINS.

                                 OTHER BUSINESS

     It is not anticipated that any matter will be considered by the stockholders other than those set forth above, but if other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                          By order of the Board of Directors,

                                          /s/ HUGH M. PATINKIN

                                          HUGH M. PATINKIN
                                          Chairman, Chief Executive Officer and
                                          President

                    ALL STOCKHOLDERS ARE URGED TO SIGN, DATE
                        AND MAIL THEIR PROXIES PROMPTLY.

                                                                         ANNEX A

                           WHITEHALL JEWELLERS, INC.
                   1997 LONG-TERM INCENTIVE PLAN, AS AMENDED

                                I. INTRODUCTION

     1.1 PURPOSES. The purposes of the 1997 Long-Term Incentive Plan (the "Plan") of Whitehall Jewellers, Inc. (the "Company"), and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries"), are (a) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (b) to advance the interests of the Company by attracting and retaining officers and other key employees, and well-qualified persons who are not officers or employees of the Company ("non-employee directors") for service as directors of the Company and (c) to motivate such employees and non-employee directors to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

     1.2 CERTAIN DEFINITIONS.

     "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2, as in effect on the effective date of this Plan, under the Exchange Act; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

     "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "BENEFICIAL OWNER" (including the terms "BENEFICIALLY OWN" and "BENEFICIAL OWNERSHIP"), when used with respect to any Person, shall be deemed to include any securities which:

          (a) such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (determined as provided in Rule 13d-3, as in effect on the effective date of this Plan, under the Exchange
     Act);

          (b) such Person or any of such Person's Affiliates or Associates, directly or indirectly, has:

             (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions, or both) pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities), upon the exercise of any options, warrants, rights or conversion or exchange privileges or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

             (ii) the right to vote pursuant to any written or oral agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security otherwise subject to this item (ii) if such agreement, arrangement or understanding to vote (1) arises solely from a revocable proxy or consent given to such Person or any of such Person's Affiliates or Associates in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D (or any comparable or successor report then in effect) under the Exchange Act; or

             (iii) the right to dispose of pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities); or

          (c) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to item (ii) of subparagraph (b) of the first paragraph of this definition) or disposing of any securities of the Company.

     Notwithstanding the first paragraph of this definition, no director or officer of the Company shall be deemed to be the "Beneficial Owner" of, or to "Beneficially Own," shares of Common Stock or other securities of the Company beneficially owned by any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

     "BOARD" shall mean the Board of Directors of the Company.

     "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

     "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

     "CAUSE" shall mean commission of a felony involving moral turpitude or any material breach of any statutory or common law duty to the Company or a Subsidiary involving willful malfeasance.

     "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (a) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (b) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

     "COMMON STOCK" shall mean the common stock, $.001 par value, of the Company.

     "COMPANY" has the meaning specified in Section 1.1.

     "DIRECTORS OPTIONS" shall have the meaning set forth in Section 5.1.

     "DISABILITY" shall mean the inability for a continuous period of at least six months of the holder of an award to perform substantially such holder's duties and responsibilities, as determined solely by the Committee.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "EXEMPT PERSON" shall mean each of Hugh M. Patinkin, John R. Desjardins, Matthew M. Patinkin and each Affiliate thereof.

     "FAIR MARKET VALUE" shall mean the average of the high and low transaction prices of a share of Common Stock as reported in the National Association of Securities Dealers Automated Quotation National Market System on the date as of which such value is being determined, or, if the Common Stock is listed on a national securities exchange, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair

Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "INCUMBENT BOARD" shall have the meaning set forth in Section 6.8(b)(ii) hereof.

     "MATURE SHARES" shall mean shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (a) has held for at least six months or (b) has purchased on the open market.

     "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary (except in the definition of Committee, in which case "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act).

     "NON-STATUTORY STOCK OPTION" shall mean a stock option which is not an Incentive Stock Option.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (a) as a condition to the exercisability of all or a portion of an option or SAR or (b) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of section 162(m) of the Code, the Performance Measures shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service).

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

     "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

     "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

     "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "PERSON" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of any of the forgoing.

     "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.

     "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

     "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

     "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     "TAX DATE" shall have the meaning set forth in Section 6.5.

     "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Subject to Section 6.1, any one or a combination of the following awards may be made under this Plan to eligible persons: (a) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (b) in the form of Tandem SARs or Free-Standing SARs, (c) Stock Awards in the form of Restricted Stock or Bonus Stock and (d) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (a) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of
Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (b) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

     No member of the Board of Directors or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, as the same may be amended or restated from time to time, and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (b) acts approved in writing by a majority of the members of the Committee without a meeting.

     Notwithstanding anything to the contrary herein, any grant of awards to a Non-Employee Director shall require the approval of the Board.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such directors, officers or other key employees of the Company and its Subsidiaries as the Committee, in its sole discretion, may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall also be eligible to participate in this Plan in accordance with
Article V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Sections 6.7 and 6.8, 2,100,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock (a) that are issued upon the grant of a Stock Award and (b) which become subject to outstanding options, including Directors' Options, outstanding Free-Standing SARs and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs, Stock Awards or Performance Share Awards, or a combination thereof may be granted during any calendar year to any person shall be 300,000 subject to adjustment as provided in Section 6.7.

                II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Shares and Purchase Price. To the extent required, the number of shares of Common Stock subject to an option shall be determined by the Committee. The purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

          (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock, except that if the remaining option then exercisable is for less than a whole share, such remaining amount may be exercised.

          (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either
     (1) in cash, (2) by delivery of Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (3) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (4) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (5) a combination of (1), (2) and (3), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

          (d) Additional Options. The Committee shall have the authority to include in any Agreement relating to an option a provision entitling the optionee to an additional option in the event such optionee exercises the option represented by such option agreement, in whole or in part, by delivering previously owned whole shares of Common Stock in payment of the purchase price in accordance with this Plan and such Agreement. Any such additional option shall be for a number of shares of Common Stock equal to the number of delivered shares, shall have a purchase price determined by the Committee in accordance with this Plan, shall be exercisable on the terms and subject to the conditions set forth in the Agreement relating to such additional option.

     2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

          (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

          (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number (or if the remaining SAR then exercisable is for less then one whole share, such remaining amount) of SARs which are being exercised and
     (ii) by executing such documents as the Company may reasonably request.

     2.3 TERMINATION OF EMPLOYMENT OR SERVICE WITH THE COMPANY.

          (a) Disability. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (b) Retirement. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 with the consent of the Company, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is six months (or such other period as set forth in the Agreement relating to such option or
     SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (c) Death. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death, and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

          (d) Other Termination. If the employment or service with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment or service.

     Subject to paragraph (f) below and Section 6.8, and unless specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 with the consent of the Company, death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (e) Death Following Termination of Employment or Service. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of Disability, or if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of retirement on or after age 65 with the consent of the Company, or if the holder of an option or SAR dies during the three-month period following termination of employment or service for any reason other than Disability or retirement on or after age 65 with the consent of the Company (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

          (f) Termination of Employment or Service -- Incentive Stock
     Options. Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the
     Code), each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability, and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period no longer than one year as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

     Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option)after the date of death and (ii) the expiration date of the term of such option.

     If the employment or service with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment or service.

     Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment or service, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option.

     If the holder of an Incentive Stock Option dies during the three-month period following termination of employment or service by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the three-month period following termination of employment or service for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

                               III. STOCK AWARDS

     3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. Subject to adjustment as provided in Sections 6.7 and 6.8 of this Plan, the aggregate number of shares of Common Stock available under this Plan pursuant to all Stock Awards shall not exceed 150,000 of the aggregate number of shares of Common Stock available under this Plan. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

     3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment or service of the Company during the specified Restricted Period and for the forfeiture of the shares of Common Stock subject to such award
     (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period.

     Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

          (e) Awards to Certain Executive Officers. Notwithstanding any other provision of this Article III, and only to the extent necessary to ensure the deductibility of the award to the Company, the Fair Market Value of the number of shares of Common Stock subject to a Stock Award granted to a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed $2,000,000 (i) at the time of grant in the case of a Stock Award granted upon the attainment of Performance Measures or (ii) in the case of a Restricted Stock Award with Performance measures which shall be satisfied or met as a condition to the holder's receipt of the shares of Common Stock subject to such award, on the earlier of (x) the date on which the Performance Measures are satisfied or met and (y) the date the holder makes an election under Section 83(b) of the Code.

     3.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment or service with the Company of the holder of such award terminates, the portion of such award which is subject to a Restriction Period shall terminate as of the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be canceled by the Company.

                          IV. PERFORMANCE SHARE AWARDS

     4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

          (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with
     Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     4.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment or service with the Company of the holder of such award terminates, the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be canceled by the Company.

                V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     5.1 ELIGIBILITY. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V (collectively "Directors Options"). All options granted under this Article V shall constitute Non-Statutory Stock Options.

     5.2 GRANTS OF STOCK OPTIONS. Each Non-Employee Director may be granted Non-Statutory Stock Options in the discretion of the Committee (subject to approval by the Board).

     5.3 TERMINATION OF DIRECTORSHIP.

          (a) Disability. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's guardian, legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (b) Retirement. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (c) Death. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date which is one year after the date of death and (ii) the expiration date of the term of such option.

          (d) Other Termination. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company for any reason other than Disability, retirement on or after age 65 or death, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (e) Death Following Termination of Directorship. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V dies during the three-month period following such holder's ceasing to be a director of the Company by reason of Disability, or if such a holder dies during the three-month period following such holder's ceasing to be a director of the Company on or after age 65, or if such a holder dies during the three-month period following such holder's ceasing to be a director for any reason other than by reason of Disability or retirement on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date one year after the date of death and (ii) the expiration date of the term of such option.

     5.4 DIRECTORS OPTIONS. Each Directors Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Option Period and Exercisability. If at any time prior to the time that a Directors Option becomes exercisable, a Non-Employee Director shall no longer be a member of the Board, such Directors Option shall become void and of no further force or effect.

          (b) Purchase Price. The purchase price for the shares of Common Stock subject to any Directors Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Directors Option. Such Directors Options shall be exercisable in accordance with
     Section 2.1(c).

          (c) Restrictions on Transfer. Directors Options shall be subject to the transfer restrictions and other provisions of Section 6.4.

          (d) Expiration. Each Directors Option which has become exercisable pursuant to Section 5.4(a), to the extent not theretofore exercised, shall expire on the first to occur of (i) the date which is three months after the first date on which the Non-Employee Director shall no longer be a member of the Board or the Board of Directors of a Subsidiary and (ii) the tenth anniversary of the date of grant of such option; provided, however, that if the Non-Employee Director shall die within such three-month period following the date on which he shall have ceased to serve as such a director, such option may be exercised at any time within the one-year period following the date of death to the extent not theretofore exercised (but in no event later than the tenth anniversary of the date of grant).

                                  VI. GENERAL

     6.1 EFFECTIVE DATE AND TERM OF PLAN; SUBMISSION TO STOCKHOLDERS. This Plan became effective immediately upon its approval by the Board. This Plan shall terminate ten years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than ten years after the effective date of this Plan.

     This Plan, as amended to increase the available shares from 1,500,000 to 2,100,000, shall be submitted to the stockholders of the Company for approval. Unless the Plan is approved, as so amended, by the affirmative vote of a majority of the voting power of the shares of capital stock of the Company represented at a meeting in which the Plan is considered for approval, no further awards may be made under the Plan to any director or officer of the Company; provided that awards may be made to a person not previously employed by the Company as an inducement essential to such person's entering into an employment contract with the Company.

     6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would
(a) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (b) effect any change inconsistent with Section 422 of the Code, (c) extend the term of this Plan or (d) eliminate or have the effect of eliminating the provision set forth in Section 6.12. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     6.4 NON-TRANSFERABILITY OF STOCK OPTIONS, SARS AND PERFORMANCE SHARES. No option, SAR or Performance Share shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the Agreement relating to such award. Each option, SAR or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share, such award and all rights thereunder shall immediately become null and void.

     6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or
(ii) the holder may satisfy any such obligation by any of the following means:
(1) a cash payment to the Company, (2) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (3) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (4) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(5) any combination of (1), (2) and (3), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
(2)-(5). An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     6.7 ADJUSTMENT. Except as provided in Section 6.8, in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (1) the Fair Market Value on the vesting, exercise or settlement date over (2) the exercise or base price, if any, of such award.

     6.8 CHANGE IN CONTROL.

          (a)(i) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(iii) or (iv) below, (1) all outstanding options and SARS shall immediately become exercisable in full, (2) the Restriction Period applicable to any outstanding

     Restricted Stock Award shall lapse, (3) the Performance Period applicable to any outstanding Performance Share shall lapse and (4) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share shall be deemed to be satisfied at the maximum level. If, in connection with such Change in Control, holders of Common Stock receive solely shares of common stock that are registered under Section 12 of the Exchange Act, there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. If, in connection with such Change in Control, holders of Common Stock receive solely cash and shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to and canceled by the Company, and the holder shall receive, within ten days of the occurrence of such Change in Control, a proportionate amount of cash in the manner provided in Section (a)(ii) below, and there shall be substituted for the award surrendered a similar award reflecting a proportionate number of the class of shares into which each outstanding share of Common Stock shall be converted to such Change in Control. In the event of any such substitution, the proportion of cash and common stock, the purchase price per share in the case of an option and the base price in the case of an SAR, and any other terms of outstanding awards shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price; provided, that the proportion of cash and common stock substituted for outstanding awards shall reflect the approximate proportion of cash and common stock received by holders of Common Stock in such Change in Control. If, in connection with a Change in Control, holders of Common Stock receive any portion of the consideration in a form other than cash or shares of common stock that are registered under Section 12 of the Exchange Act, each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, shall be substituted or surrendered for such proportion of common stock, cash or other consideration as shall be determined by the Committee pursuant to
     Section 6.7.

             (ii) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(i) or (ii) below, or in the event of a Change in Control pursuant to Section
        (b)(iii) or (iv) below in connection with which the holders of Common Stock receive cash, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section (b)(i) or
        (ii) below or within ten days of the approval of the stockholders of the Company contemplated by Section (b)(iii) or (iv) below, a cash payment from the Company in an amount equal to (1) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option; (2) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR; and
        (3) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. Except as may be provided in an agreement relating to an award, the Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

          (b) "Change in Control" shall mean:

             (i) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of Beneficial Ownership of 25% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company,
        (D) any acquisition by an Exempt Person or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (1),
        (2) and (3) of subsection (iii) of this Section 6.8(b); provided further, that for purposes of clause (2), if any Person (other than an Exempt Person, the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the Beneficial Owner of 50% or more of the Outstanding Company Common Stock or 50% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the Beneficial Owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control;

             (ii) individuals who, as of the effective date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the effective date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person or a group for the purpose of opposing a solicitation by any other Person or group with respect to the election or removal of directors shall not be deemed a member of the Incumbent Board;

             (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the Beneficial Owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their Beneficial Ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (other than an Exempt Person; the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which Beneficially Owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Company Common Stock or the Outstanding Company

        Voting Securities, as the case may be) will Beneficially Own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

             (iv) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     Notwithstanding anything to the contrary herein, no Change of Control shall be deemed to have taken place as a result of the issuance of shares of Common Stock by the Company or the sale of shares of Common Stock by its stockholders in connection with the Company's initial public offering.

     6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT/SERVICE. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment or service by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

     6.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

     6.11 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     6.12 REPRICING AWARDS. The exercise price or base price, as the case may be, of any award granted hereunder shall not be changed after the date of grant of such award without the affirmative vote of a majority of the voting power of the shares of capital stock of the Company represented at a meeting in which the change to such exercise price or base price is considered for approval.

                                                                         ANNEX B
                           WHITEHALL JEWELLERS, INC.
                         1996 LONG-TERM INCENTIVE PLAN
                                I. INTRODUCTION

     1.1 PURPOSES. The purposes of the 1996 Long-Term Incentive Plan (the "Plan") of Whitehall Jewellers, Inc. (the "Company"), and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries"), are (a) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (b) to advance the interests of the Company by attracting and retaining officers and other key employees, and well-qualified persons who are not officers or employees of the Company ("non-employee directors") for service as directors of the Company and (c) to motivate such employees and non-employee directors to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

     1.2 CERTAIN DEFINITIONS.

     "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2, as in effect on the effective date of this Plan, under the Exchange Act; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

     "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "BENEFICIAL OWNER" (including the terms "BENEFICIALLY OWN" and "BENEFICIAL OWNERSHIP"), when used with respect to any Person, shall be deemed to include any securities which:

          (a) such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (determined as provided in Rule 13d-3, as in effect on the effective date of this Plan, under the Exchange
     Act);

          (b) such Person or any of such Person's Affiliates or Associates, directly or indirectly, has:

             (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions, or both) pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities), upon the exercise of any options, warrants, rights or conversion or exchange privileges or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

             (ii) the right to vote pursuant to any written or oral agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security otherwise subject to this item (ii) if such agreement, arrangement or understanding to vote (1) arises solely from a revocable proxy or consent given to such Person or any of such Person's Affiliates or Associates in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D (or any comparable or successor report then in effect) under the Exchange Act; or

             (iii) the right to dispose of pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities); or

          (c) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to item (ii) of subparagraph (b) of the first paragraph of this definition) or disposing of any securities of the Company.

     Notwithstanding the first paragraph of this definition, no director or officer of the Company shall be deemed to be the "Beneficial Owner" of, or to "Beneficially Own," shares of Common Stock or other securities of the Company beneficially owned by any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

     "BOARD" shall mean the Board of Directors of the Company.

     "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

     "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

     "CAUSE" shall mean commission of a felony involving moral turpitude or any material breach of any statutory or common law duty to the Company or a Subsidiary involving willful malfeasance.

     "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (a) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (b) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

     "COMMON STOCK" shall mean the common stock, $.001 par value, of the Company.

     "COMPANY" has the meaning specified in Section 1.1.

     "DIRECTORS OPTIONS" shall have the meaning set forth in Section 5.1.

     "DISABILITY" shall mean the inability for a continuous period of at least six months of the holder of an award to perform substantially such holder's duties and responsibilities, as determined solely by the Committee.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "EXEMPT PERSON" shall mean each of Hugh M. Patinkin, John R. Desjardins, Matthew M. Patinkin and each Affiliate thereof.

     "FAIR MARKET VALUE" shall mean the average of the high and low transaction prices of a share of Common Stock as reported in the National Association of Securities Dealers Automated Quotation National Market System on the date as of which such value is being determined, or, if the Common Stock is listed on a national securities exchange, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair

Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "INCUMBENT BOARD" shall have the meaning set forth in Section 6.8(b)(ii) hereof.

     "MATURE SHARES" shall mean shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (a) has held for at least six months or (b) has purchased on the open market.

     "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary (except in the definition of Committee, in which case "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act).

     "NON-STATUTORY STOCK OPTION" shall mean a stock option which is not an Incentive Stock Option.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (a) as a condition to the exercisability of all or a portion of an option or SAR or (b) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of section 162(m) of the Code, the Performance Measures shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service).

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

     "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

     "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

     "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "PERSON" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of any of the forgoing.

     "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.

     "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

     "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

     "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     "TAX DATE" shall have the meaning set forth in Section 6.5.

     "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (a) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (b) in the form of Tandem SARs or Free-Standing SARs, (c) Stock Awards in the form of Restricted Stock or Bonus Stock and (d) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (a) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of
Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (b) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

     No member of the Board of Directors or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, as the same may be amended or restated from time to time, and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (b) acts approved in writing by a majority of the members of the Committee without a meeting.

     Notwithstanding anything to the contrary herein, any grant of awards to a Non-Employee Director shall require the approval of the Board.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such directors, officers or other key employees of the Company and its Subsidiaries as the Committee, in its sole discretion, may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall also be eligible to participate in this Plan in accordance with
Article V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Sections 6.7 and 6.8, 774,631 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock (a) that are issued upon the grant of a Stock Award and (b) which become subject to outstanding options, including Directors' Options, outstanding Free-Standing SARs and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs, Stock Awards or Performance Share Awards, or a combination thereof may be granted during any calendar year to any person shall be 412,500, subject to adjustment as provided in Section 6.7.

                II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Shares and Purchase Price. To the extent required, the number of shares of Common Stock subject to an option shall be determined by the Committee. The purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

          (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock, except that if the remaining option then exercisable is for less than a whole share, such remaining amount may be exercised.

          (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either
     (1) in cash, (2) by delivery of Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (3) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (4) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (5) a combination of (1), (2) and (3), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

          (d) Additional Options. The Committee shall have the authority to include in any Agreement relating to an option a provision entitling the optionee to an additional option in the event such optionee exercises the option represented by such option agreement, in whole or in part, by delivering previously owned whole shares of Common Stock in payment of the purchase price in accordance with this Plan and such Agreement. Any such additional option shall be for a number of shares of Common Stock equal to the number of delivered shares, shall have a purchase price determined by the Committee in accordance with this Plan, shall be exercisable on the terms and subject to the conditions set forth in the Agreement relating to such additional option.

     2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

          (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

          (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number (or if the remaining SAR then exercisable is for less then one whole share, such remaining amount) of SARs which are being exercised and
     (ii) by executing such documents as the Company may reasonably request.

     2.3 TERMINATION OF EMPLOYMENT OR SERVICE WITH THE COMPANY.

          (a) Disability. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (b) Retirement. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 with the consent of the Company, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is six months (or such other period as set forth in the Agreement relating to such option or
     SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (c) Death. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death, and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

          (d) Other Termination. If the employment or service with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment or service.

     Subject to paragraph (f) below and Section 6.8, and unless specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 with the consent of the Company, death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (e) Death Following Termination of Employment or Service. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of Disability, or if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of retirement on or after age 65 with the consent of the Company, or if the holder of an option or SAR dies during the three-month period following termination of employment or service for any reason other than Disability or retirement on or after age 65 with the consent of the Company (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

          (f) Termination of Employment or Service -- Incentive Stock
     Options. Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the
     Code), each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability, and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period no longer than one year as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

     Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option)after the date of death and (ii) the expiration date of the term of such option.

     If the employment or service with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment or service.

     Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment or service, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option.

     If the holder of an Incentive Stock Option dies during the three-month period following termination of employment or service by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the three-month period following termination of employment or service for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

                               III. STOCK AWARDS

     3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. Subject to adjustment as provided in Sections 6.7 and 6.8 of this Plan, the aggregate number of shares of Common Stock available under this Plan pursuant to all Stock Awards shall not exceed 150,000 of the aggregate number of shares of Common Stock available under this Plan. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

     3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment or service of the Company during the specified Restricted Period and for the forfeiture of the shares of Common Stock subject to such award
     (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period.

     Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

          (e) Awards to Certain Executive Officers. Notwithstanding any other provision of this Article III, and only to the extent necessary to ensure the deductibility of the award to the Company, the Fair Market Value of the number of shares of Common Stock subject to a Stock Award granted to a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed $2,000,000 (i) at the time of grant in the case of a Stock Award granted upon the attainment of Performance Measures or (ii) in the case of a Restricted Stock Award with Performance measures which shall be satisfied or met as a condition to the holder's receipt of the shares of Common Stock subject to such award, on the earlier of (x) the date on which the Performance Measures are satisfied or met and (y) the date the holder makes an election under Section 83(b) of the Code.

     3.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment or service with the Company of the holder of such award terminates, the portion of such award which is subject to a Restriction Period shall terminate as of the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be canceled by the Company.

                          IV. PERFORMANCE SHARE AWARDS

     4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

          (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with
     Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     4.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment or service with the Company of the holder of such award terminates, the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be canceled by the Company.

            V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS OPTIONS

     5.1 ELIGIBILITY. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V (collectively "Directors Options"). All options granted under this Article V shall constitute Non-Statutory Stock Options.

     5.2 GRANTS OF STOCK OPTIONS. Each Non-Employee Director may be granted Non-Statutory Stock Options in the discretion of the Committee (subject to approval by the Board).

     5.3 TERMINATION OF DIRECTORSHIP.

          (a) Disability. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's guardian, legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (b) Retirement. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (c) Death. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date which is one year after the date of death and (ii) the expiration date of the term of such option.

          (d) Other Termination. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company for any reason other than Disability, retirement on or after age 65 or death, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (e) Death Following Termination of Directorship. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V dies during the three-month period following such holder's ceasing to be a director of the Company by reason of Disability, or if such a holder dies during the three-month period following such holder's ceasing to be a director of the Company on or after age 65, or if such a holder dies during the three-month period following such holder's ceasing to be a director for any reason other than by reason of Disability or retirement on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date one year after the date of death and (ii) the expiration date of the term of such option.

     5.4 DIRECTORS OPTIONS. Each Directors Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Option Period and Exercisability. If at any time prior to the time that a Directors Option becomes exercisable, a Non-Employee Director shall no longer be a member of the Board, such Directors Option shall become void and of no further force or effect.

          (b) Purchase Price. The purchase price for the shares of Common Stock subject to any Directors Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Directors Option. Such Directors Options shall be exercisable in accordance with
     Section 2.1(c).

          (c) Restrictions on Transfer. Directors Options shall be subject to the transfer restrictions and other provisions of Section 6.4.

          (d) Expiration. Each Directors Option which has become exercisable pursuant to Section 5.4(a), to the extent not theretofore exercised, shall expire on the first to occur of (i) the date which is three months after the first date on which the Non-Employee Director shall no longer be a member of the Board or the Board of Directors of a Subsidiary and (ii) the tenth anniversary of the date of grant of such option; provided, however, that if the Non-Employee Director shall die within such three-month period following the date on which he shall have ceased to serve as such a director, such option may be exercised at any time within the one-year period following the date of death to the extent not theretofore exercised (but in no event later than the tenth anniversary of the date of grant).

                                  VI. GENERAL

     6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the voting power of the shares of capital stock of the Company entitled to vote thereon, shall become effective as of the commencement of the initial public offering of the Company. This Plan shall terminate ten years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

     Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than ten years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

     6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would
(a) increase the maximum number of shares of Common Stock available for issuance under this Plan (subject to Section 6.7), (b) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (c) effect any change inconsistent with Section 422 of the Code or (d) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     6.4 NON-TRANSFERABILITY OF STOCK OPTIONS, SARS AND PERFORMANCE SHARES. No option, SAR or Performance Share shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the Agreement relating to such award. Each option, SAR or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share, such award and all rights thereunder shall immediately become null and void.

     6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (1) a cash payment to the Company, (2) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (3) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (4) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (5) any combination of (1),
(2) and (3), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     6.7 ADJUSTMENT. Except as provided in Section 6.8, in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (1) the Fair Market Value on the vesting, exercise or settlement date over (2) the exercise or base price, if any, of such award.

     6.8 CHANGE IN CONTROL.

          (a)(i) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(iii) or (iv) below, (1) all outstanding options and SARS shall immediately become exercisable in full, (2) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (3) the Performance Period applicable to any outstanding Performance Share shall lapse and (4) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share shall be deemed to be satisfied at the maximum level. If, in connection with such Change in Control, holders of Common Stock receive solely shares of common stock that are registered under Section 12 of the Exchange Act, there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of

     Common Stock shall be converted pursuant to such Change in Control. If, in connection with such Change in Control, holders of Common Stock receive solely cash and shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to and canceled by the Company, and the holder shall receive, within ten days of the occurrence of such Change in Control, a proportionate amount of cash in the manner provided in Section (a)(ii) below, and there shall be substituted for the award surrendered a similar award reflecting a proportionate number of the class of shares into which each outstanding share of Common Stock shall be converted to such Change in Control. In the event of any such substitution, the proportion of cash and common stock, the purchase price per share in the case of an option and the base price in the case of an SAR, and any other terms of outstanding awards shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price; provided, that the proportion of cash and common stock substituted for outstanding awards shall reflect the approximate proportion of cash and common stock received by holders of Common Stock in such Change in Control. If, in connection with a Change in Control, holders of Common Stock receive any portion of the consideration in a form other than cash or shares of common stock that are registered under Section 12 of the Exchange Act, each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, shall be substituted or surrendered for such proportion of common stock, cash or other consideration as shall be determined by the Committee pursuant to
     Section 6.7.

             (ii) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(i) or (ii) below, or in the event of a Change in Control pursuant to Section
        (b)(iii) or (iv) below in connection with which the holders of Common Stock receive cash, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section (b)(i) or
        (ii) below or within ten days of the approval of the stockholders of the Company contemplated by Section (b)(iii) or (iv) below, a cash payment from the Company in an amount equal to (1) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option; (2) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR; and
        (3) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. Except as may be provided in an agreement relating to an award, the Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

          (b) "Change in Control" shall mean:

             (i) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of Beneficial Ownership of 25% or more of either (1) the then outstanding shares of common stock of the Company (the

        "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company,
        (D) any acquisition by an Exempt Person or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (1),
        (2) and (3) of subsection (iii) of this Section 6.8(b); provided further, that for purposes of clause (2), if any Person (other than an Exempt Person, the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the Beneficial Owner of 50% or more of the Outstanding Company Common Stock or 50% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the Beneficial Owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control;

             (ii) individuals who, as of the effective date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the effective date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person or group for the purpose of opposing a solicitation by any other Person or group with respect to the election or removal of directors shall not be deemed a member of the Incumbent Board;

             (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the Beneficial Owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their Beneficial Ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (other than an Exempt Person; the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which Beneficially Owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will Beneficially Own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

             (iv) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     Notwithstanding anything to the contrary herein, no Change of Control shall be deemed to have taken place as a result of the issuance of shares of Common Stock by the Company or the sale of shares of Common Stock by its stockholders in connection with the Company's initial public offering.

     6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT/SERVICE. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment or service by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

     6.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

     6.11 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

                                                                 SKU #1517-PS-00

                                     PROXY

                                  DETACH HERE




                           WHITEHALL JEWELLERS, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR THE ANNUAL MEETING, JUNE 1, 2000

     The undersigned hereby appoints Hugh M. Patinkin and John R. Desjardins, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock and/or Class B Common Stock which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the "Company"), to be held at the Bellagio Hotel, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109 on Thursday, June 1, 2000 at 3:00 p.m. (local time), and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

     The undersigned hereby acknowledges receipt of: (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and
(3) Annual Report of the Company for the fiscal year ended January 31, 2000.


     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

April 28, 2000


Dear Stockholder:


You are cordially invited to attend the 2000 Annual Meeting of Stockholders to be held at 3:00 p.m. (local time) on Thursday, June 1, 2000 at the Bellagio Hotel, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.


Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.


                                               Sincerely,

                                               /s/ John R. Desjardins
                                               John R. Desjardins
                                               Secretary

                                  DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 1
    AND FOR PROPOSALS 2, 3 AND 4. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE ELECTION OF ANY DIRECTOR OR ANY PROPOSAL SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR SUCH ELECTION OF DIRECTOR(S) AND FOR SUCH PROPOSAL(S).

                                                                                                        FOR AGAINST ABSTAIN
    1. Election of Directors.                                   2. Approval of the Amendment to the    [ ]   [ ]     [ ]
       NOMINEES: (01) Hugh M. Patinkin (02) Norman J. Patinkin     Company's Restated Certificate of
                 and (03) Daniel H. Levy                           Incorporation.

         FOR              WITHHELD      MARK HERE               3. Approval of the Amendment to the     [ ]   [ ]     [ ]
         ALL    [ ]   [ ] FROM ALL      IF YOU PLAN [ ]            Company's 1997 Long-Term Incentive
       NOMINEES           NOMINEES      TO ATTEND                  Plan.
                                        THE MEETING
                                                                4. Approval of the Company's 1996 Long- [ ]   [ ]     [ ]
                                        MARK HERE                  Term Incentive Plan.
                                        FOR ADDRESS [ ]
     [ ]                                CHANGE AND              5. In their discretion, the proxies are authorized  to vote upon any
        --------------------            NOTE BELOW                 other business that may properly come before the meeting.
        For all nominees except as
        noted above



                                                                Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign the full corporate name by a duly authorized officer.



Signature:                                Date:                   Signature:                            Date:
          -------------------------------      -------------------          ----------------------------     -------------------

                                     PROXY


                                  DETACH HERE


                           WHITEHALL JEWELLERS, INC.

           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         SOLICITED BY THE ESOP TRUSTEE


     The undersigned participant in the WHITEHALL JEWELLERS, INC. EMPLOYEE
STOCK OWNERSHIP PLAN does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the "Company") to be held June 1, 2000, (the "Annual Meeting"), and at all adjournments or postponements thereof, all the shares of Common Stock of the Company in the undersigned's
ESOP account, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.

     This card must be properly completed, signed, dated, and returned in the envelope provided to be received by EquiServe, the tabulator, by 5:00 P.M. Eastern Time on May 26, 2000. If your voting instructions are not timely received, the Trustee will vote your shares in its discretion. If this card is not received by 5:00 P.M. Eastern Time on May 26, 2000, the Trustee cannot ensure that your voting instructions will be tabulated. If you sign, date and return this card but do not specifically instruct the Trustee how to vote, the Trustee will vote your shares in accordance with the recommendations of the Board of Directors. Your voting instructions to the Trustee are confidential as explained in the accompanying Notice to Plan Participants.

     PLEASE SPECIFY YOUR VOTING INSTRUCTIONS, SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENVELOPE PROVIDED.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

                                  DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

                                                                                                       FOR AGAINST ABSTAIN
   1. Election of Directors.                                   2. Approvals of the Amendment to the    [ ]   [ ]     [ ]
      NOMINEES: (01) Hugh M. Patinkin (02) Norman J. Patinkin     Company's Restated Certificate of
                and (03) Daniel H. Levy                           Incorporation.

        FOR              WITHHELD      MARK HERE               3. Approval of the Amendment to the     [ ]   [ ]     [ ]
        ALL    [ ]   [ ] FROM ALL      IF YOU PLAN [ ]            Company's 1997 Long-Term Incentive
      NOMINEES           NOMINEES      TO ATTEND                  Plan.
                                       THE MEETING
                                                               4. Approval of the Company's 1996 Long- [ ]   [ ]     [ ]
                                       MARK HERE                  Term Incentive Plan.
                                       FOR ADDRESS [ ]
    [ ]                                CHANGE AND              5. In their discretion, the proxies are authorized  to vote upon any
        -------------------------      NOTE BELOW                 other business that may properly come before the meeting.
       For all nominees except as
       noted above                                             As a participant in the Plan, I hereby acknowledge receipt of the
                                                               Notice to Plan Participants and the accompanying Proxy Statement relating to the Annual Meeting of Stockholders of Whitehall
                                                               Jewellers, Inc. and I hereby instruct the Trustee to vote all shares of the Company common stock in my account as I have indicated above.
                                                               If I sign, date and return this card but do not specifically instruct the Trustee how to vote, I understand that the Trustee will vote the shares credited to my account in accordance with the recommendations of the Board of Directors.

                                                               Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign the full corporate name by a duly authorized officer.


Signature:                                Date:                   Signature:                            Date:
          -------------------------------      -------------------          ----------------------------     -------------------